                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) May 6, 1998


                               DAVOX CORPORATION
            (Exact name of registrant as specified in its charter)


                                   DELAWARE
                ----------------------------------------------
                (State or other jurisdiction of incorporation)

        0-15578                                              02-0364368
---------------------------                  -----------------------------------
 (Commission File Number)                     (IRS Employer Identification No.)


            6 TECHNOLOGY PARK DRIVE, WESTFORD, MASSACHUSETTS  01886
          ----------------------------------------------------------
                   (Address of principal executive offices)

              Registrant's telephone number, including area code:

                                (978) 952-0200
                                --------------
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On May 6, 1998, Duke Acquisition Corporation ("DAC"), a wholly-owned subsidiary of Davox Corporation (the "Company"), merged (the "Merger") with and into AnswerSoft, Inc. ("AnswerSoft"). As a result of the Merger, AnswerSoft has become a wholly-owned subsidiary of the Company and the former securityholders of AnswerSoft will receive 2,384,271 shares of the Company's common stock, $.10 par value (the "Common Stock"). The terms of this transaction and the consideration received by AnswerSoft stockholders were the result of arm's-length negotiations between representatives of AnwerSoft and the Company. The terms of the Merger and the exchange of AnswerSoft securities for the Common Stock are more fully described in the Amended and Restated Agreement and Plan of Merger (the "Merger Agreement") dated as of April 6, 1998 among the Company, AnswerSoft and DAC. This transaction will be accounted for as a pooling of interests.

A copy of the Merger Agreement is filed as Exhibit 2.1 to this report and is incorporated herein by reference.

The information contained in the press release of Davox dated May 7, 1998 attached as Exhibit 99.2 is hereby incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  FINANCIAL STATEMENTS OF THE BUSINESS ACQUIRED:

     The financial statements required by this item were previously filed:

     (i) in the Registrant's Form S-4 Registration Statement (No. 333-49479) filed April 6, 1998 (Pages F-18 through F-29); and

     (ii) as Exhibit 99.2 to the Company's Current Report on Form 8-K dated March 17, 1998.




(b)  Pro Forma Financial Information.  The following unaudited pro forma
     -------------------------------
     combined financial statements appear as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by this reference:

     (i) Unaudited Pro Forma combined Financial Statements as of December 31, 1994, 1995, 1996 and 1997 and for each of the years then ended.

     (ii) Unaudited Pro Forma combined Financial Statements for each of the nine fiscal quarters in the period from January 1, 1996 to March 31, 1998.


(c)  Exhibits.
     ---------

     Exhibit No.    Description
     -----------    -----------
         2.1        Amended and Restated Agreement and Plan of Merger dated as of April 6, 1998 among Davox Corporation, Duke Acquisition
                    Corporation and Answersoft, Inc. (incorporated by reference to Exhibit 2.1 to the Company's Registration Statement on
                    Form S-4 (No. 333-49479))
        99.1        Unaudited Pro Forma combined financial statements
        99.2        Press Release of Davox Corporation announcing the
                    consummation of the Merger

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DAVOX CORPORATION


                                       By: /s/ John J. Connolly
                                          --------------------------------------
                                          John J. Connolly
                                          Vice President, Finance,
                                          Chief Financial Officer and Treasurer
                                          (Principal Financial and Accounting
                                          Officer)

Dated:  May 8, 1998

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                                 EXHIBIT INDEX
                                 -------------


     Exhibit No.    Description
     -----------    -----------
         2.1        Amended and Restated Agreement and Plan of Merger dated as of April 6, 1998 among Davox Corporation, Duke Acquisition
                    Corporation and Answersoft, Inc. (incorporated by reference to Exhibit 2.1 to the Company's Registration Statement on
                    Form S-4 (No. 333-49479))
        99.1        Unaudited Pro Forma combined financial statements
        99.2        Press Release of Davox Corporation announcing the
                    consummation of the Merger


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